UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 1, 2023, ResolutionRx Ltd (“ResolutionRx”), an unlisted public Australian Company (Australian Company Number or ACN: 664 925 651) and a wholly owned subsidiary of RespireRx Pharmaceuticals Inc. (OTC: RSPI) (“RespireRx”) lodged with the Australian Securities & Investment Commission (“ASIC”), its new Constitution (“Constitution”) establishing, among other things, Series A Preference Shares (“Series A Preference Shares”). “Lodged” is the term in Australia that would be the equivalent to the term “filed” in the U.S. ASIC is an independent commission of the Australian Government that is the Australian national corporate regulator.

Pursuant to the Constitution, each shareholder, which as of the date of this Current Report on Form 8-K, is only RespireRx, submits to the non-exclusive jurisdiction of the courts of South Australia, Australia, the Federal Court of Australia, and the courts which may hear appeals from those courts.

All officers, directors, registers, seals and agreements that were elected, appointed, maintained, adopted or in effect prior to the date of the Constitution remain as they were prior to the adoption of this Constitution.

Subject to the Corporations Act 2001 (Cth), (the “Corporations Act”) the listing rules (“Listing Rules”) of the ASX Limited or Australian Securities Exchange (collectively, the “ASX”) and the Constitution, the directors may allot and issue shares of ResolutionRx, or options to acquire shares of ResolutionRx to any person on such terms and with such rights as determined by the directors.

ResolutionRx may issue preference shares including:

(a)	preference shares which are, or at the option of ResolutionRx or holder, are liable to be redeemed or convertible into ordinary shares;

(b)	preference shares which are on the terms set out in Schedule 1 to the Constitution (which is the schedule delineating the Series A Preference Share terms).

The Constitution has provisions for the alteration of shares, for example by split or reverse split.

Unless the terms of a class of shares states otherwise, the rights attaching to a class of shares, to be altered, would require written consent of at least 75% of the shares issued in that class or by a special resolution passed at a general meeting of the holders of that class of shares.

With respect to restricted securities:

ResolutionRx shall comply in all respects with the requirements of the Listing Rules with respect to restricted securities and certain provisions delineated in the Constitution apply in relation to securities which are classified as restricted securities by the Listing Rules or the ASX.

Annual general meetings must be held in accordance with the Corporations Act. Business may not be transacted at any general meeting unless a quorum of shareholders is present at the time when the meeting proceeds to business. Two or more shareholders entitled to vote on a resolution at the meeting constitute a quorum in all cases. In determining whether a quorum is present, each individual attending as a proxy, attorney or representative is to be counted, except that where a shareholder has appointed more than one proxy, attorney or representative, only one is to be counted.

Meetings of directors require a quorum which is two directors.

ResolutionRx must appoint and may only remove an auditor in accordance with the Corporations Act.

The Constitution established ResolutionRx’s Series A Preference Shares and Schedule 1 to the Constitution is the ResolutionRx Ltd Certificate of Designation of Series A Preference Shares Terms.

The Series A Preference Shares are convertible into ordinary shares on a 1:1 basis, the Australian equivalent of what in the U.S are referred to as common shares or common stock. The initial conversion price is the issue price. Under certain circumstances the initial conversion price may be subject to adjustment to establish an adjusted conversion price. The Series A Preference Shares have a 9% dividend paid in kind. If at the time of approving ResolutionRx’s audited annual statements, the board of directors resolves that ResoutionRx does not have adequate profits to pay the dividend in full or does not satisfy the requirements of section 254T of the Corporations Act to pay the dividend in full, holders of the Series A Preference Shares will not be entitled to the dividend for the relevant fiscal year, and instead, the conversion price will be adjusted to an adjusted conversion price by multiplying the then conversion price by 1 divided by 1.09. Series A Preference Shares do not have voting rights. Each holder may convert at the holder’s option, its Series A Preference Shares, inclusive of accrued but unpaid dividends at any time in whole or in part into ordinary shares (the “Conversion Shares”), by providing ResolutionRx with a notice of conversion. There are also mandatory and automatic conversion features. Upon the affirmative vote of the holders of a simple majority of the Series A Preference Shares issued and outstanding, all outstanding Series A Preference Shares, plus all declared, but unpaid, dividends thereon, shall mandatorily be converted into such number of Conversion Shares determined by dividing the issue price of such Series A Preference Shares (together with the amount of any declared, but unpaid, dividends thereon) by the conversion price then in effect. All outstanding Series A Preference Shares (together with the amount of any declared, but unpaid, dividends thereon) shall automatically convert to Conversion Shares on the earlier of the following dates: (i) listing approval; or (ii) three years from the original issue date; or (iii) immediately prior to or contemporaneously with completion of the sale of all or substantially all of ResolutionRx’s assets in one transaction or a series of related transactions. The number of Series A Preference Shares are also subject to adjustment on a broad-based weighted average basis by the issuance of additional Series A Preference Shares to prevent dilution and ensure an ongoing conversion ratio as defined in the Certificate of Designation of Series A Preference Shares Terms. The Series A Preference Shares have certain protective provisions to prevent, without approval in writing of 75% of the holders, among other things, corporate actions that would adversely alter or change the rights, preferences, powers and privileges of the Series A Preference Shares or alter or amend their terms. The Series A Preference Shares have certain restrictions on transfer.

The above summary does not purport to comprise a complete description of the ResolutionRx Constitution or of the Series A Preference Shares. You are advised to refer to Exhibit 99.1 of this Current Report on Form 8-K for a complete copy of the Constitution with Schedule 1 attached, Schedule 1 being the ResolutionRx Certificate of Designation of Series A Preference Shares Terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which follows, and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	ResolutionRx Ltd Constitution dated 24 April 2023 with Schedule 1, ResolutionRx Ltd Certificate of Designation of Series A Preference Shares Terms as lodged in Australia 1 May 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer